UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2007

U.S. Shipping Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32326	20-1447743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Thornall St., 8th Floor Edison, NJ		08837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (732) 635-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02               Results of Operations and Financial Condition.

On February 6, 2007, U.S. Shipping Partners L.P. (the “Partnership”) held an earnings conference call to discuss its fourth quarter financial results. During this conference call, the Partnership inadvertently disclosed estimates of EBITDA that might be achieved from its first ATB and the tankers being constructed by the Partnership’s joint venture. These estimates are preliminary, and are based solely on the Partnership’s assumptions regarding charter rates and vessel operating expenses, and the Partnership cannot assure you that actual charter rates and vessel operating expenses will be in line with these assumptions. Any difference between actual rates and expenses and the Partnership’s assumptions could adversely affect the Partnership’s estimates, and such differences could be material.

A copy of the transcript of the earnings conference call is furnished as Exhibit 99.1 to this Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Title

99.1	Transcript from Earnings Conference Call held on February 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. SHIPPING PARTNERS L.P.

	By:	US Shipping General Partner LLC,
its general partner

	By:	/s/ Albert E. Bergeron

	Name:	Albert E. Bergeron
	Title:	Vice President—Chief Financial Officer
(principal financial and accounting officer)

Date: February 9, 2007